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                                                        EXHIBIT 10.28




                                AMENDMENT TO
                         INFLO HOLDINGS CORPORATION
                    NON-QUALIFIED STOCK OPTION AGREEMENT


               THIS AMENDMENT to the Non-Qualified Stock Option Agreement ("Option Agreement") entered as of ____________, by and between INFLO Holdings Corporation of which Keebler Foods Company (the "Company") is the successor through merger, and _________________________________ ______________ (the
"Optionee") is made to be effective as of the ______ day of January, 1998. This Amendment is made in consideration of the mutual covenants reflected herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties. The Option Agreement is hereby amended as follows:

                                       1.

               Section 1.2 is amended by adding the following sentence to the end of said section:

     "(For a special definition of "Cause" with limited application, see Section 3.1(f) below.)"

                                        2.

               The schedule for exercise of the options is amended with respect to the Time Options and the Performance Options by deleting the schedules contained in paragraph (b) of Section 3.1 and in Schedule I and replacing them with the following, respectively:

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               3.1(b)  The balance of Time Options shall become exercisable as follows:

                                                           Percentage of Option Shares
 Date Time Option                                          as to Which Time Option is
 Becomes Exercisable                                       Exercisable
 -------------------                                       ---------------------------------

 February 3, 1998                                                         60%


 February 3, 1999                                                         70%


 February 3, 2000                                                         80%


 February 3, 2001                                                         100%




               On February 3, 1998, the Performance Options will become exercisable for seventy-five percent (75%) of the Shares subject thereto. The Performance Options will become exercisable with respect to the remaining Shares subject thereto as follows:


                                                                       Schedule I
                                                                       Percentage of
 Plan Year                              EBITDA Target                  Shares Exercisable
 ---------                              -------------                  ------------------

   1998                                 $222.8 million                     6.25%
   1999                                 $237.2 million                     6.25%

   2000                                 $241.9 million                     12.5%


                                       3.

               Paragraph (e) of Section 3.1 is amended by deleting said paragraph in its entirety and replacing it with the following:


               (e) after (i) the termination of



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     employment of the Optionee by the Company and its subsidiaries for Cause
     (as defined in Section 1.2 or in subsection (f) below) or (ii) the termination of his employment by the Optionee other than for Good Reason (as defined in Section 1.5 or in subsection (g) below), any Option shall be vested and exercisable only to those Shares as to which it was exercisable immediately prior to the events set out in (i) or (ii) above. In the event of a termination of employment for any other reason, including death or Permanent Disability or by the Company (other than for Cause as defined in Section 1.2 or in subsection (f) below) or by the Optionee for Good Reason, all Time Options and Performance Options shall become fully vested and exercisable.


                                       4.


               The following paragraphs (f) and (g) are added to Section 3.1:

               (f) For purposes of paragraph (e) above, Cause shall also be deemed to include the following:

                        (i) malfeasance or gross misconduct by Optionee in connection with his employment or which has a material adverse effect on the reputation of the Company, which shall include but not be limited to instances of sexual harassment or violations of the Company's nondiscrimination policies;

                        (ii) continuing refusal by Optionee to perform his employment duties or any lawful direction of the [CEO] [Chairman of the Board],





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                      within ten (10) days after written notice of any
                      such refusal to perform such duties or direction was given to Optionee;
              (iii) any breach of the provisions of any agreement between the Optionee and the Company pertaining to disclosure of confidential information or competition with the Company by Optionee or any other material breach of such an agreement by Optionee; or
              (iv) the conviction of Optionee of, or plea of nolo contendere by Optionee to,
                      (A) any felony under federal, state or local laws; or
                      (B)    a misdemeanor which involves
                             dishonesty or fraud or produces material loss or damage to or material adverse effect on the reputation of the Company.
        (g) For purposes of paragraph (e) above, Good Reason shall also be deemed to include the following:

              (i) (A) the assignment to the Optionee of any duties inconsistent in any material respect with the Executive's authority, duties or responsibilities as contemplated by any employment agreement which may exist between the Optionee and the Company or (B) any other action by the Company which results in a material diminishment in such authority, duties or responsibilities, other than action or in action which is remedied by the Company within 15 days






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                       after receipt of written notice thereof given
                       by the Executive;
               (ii) any failure by the Company to comply with any of the provisions of any employment agreement which may exist between the Optionee and the Company, other than any failure which is remedied by the Company within 15 days after receipt of written notice thereof given by the Optionee;
               (iii) if the Company and the Optionee have entered into an employment agreement, any purported termination by the Company of the Optionee's employment otherwise than as permitted by said employment agreement;
               (iv) any relocation by the Company of the Optionee's primary office location outside the Standard Metropolitan Statistical Area in which the Optionee's primary office is located prior to said relocation;
               (v) any reduction in the total potential annual compensation of the Optionee, consisting of base salary and potential bonus (but not including diminution in bonus as a consequence of economic performance of the Company);
               (vi) a change in Optionee's employee benefits other than a change which results from an amendment or alteration of





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                       the Company's employee benefit plans which affect its
                       salaried employees generally.




















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                                       5.

               Paragraph (c) of Section 3.2 is hereby amended by deleting said paragraph in its entirety and replacing it with the following:

               (c) The first business day which is ninety calendar days after termination of employment of the Optionee for any reason other than for Cause (as defined in Section 1.2), death or Permanent Disability;

                                       6.

               The remaining provisions of said Option Agreement shall continue in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment as of the effective date indicated above

                                             KEEBLER FOODS COMPANY

                                             By:
                                                 ______________________________

                                                 Title:________________________

                                             Optionee:
                                             __________________________________






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